Filed Pursuant to Rule 497(a)

Registration No. 333-281177

Rule 482 ad

Great Elm Capital Corp. Prices Public Offering

of $36,000,000 of 8.125% Notes Due 2029

9/12/2024

PALM BEACH GARDENS, Fla., September 12, 2024 — Great Elm Capital Corp. (the “Company” or “GECC”) (NASDAQ: GECC) announced today the pricing of its underwritten public offering of $36,000,000 aggregate principal amount of its 8.125% notes due 2029 (the “Notes”), which will result in net proceeds to the Company of approximately $34.4 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Notes will mature on December 31, 2029, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after December 31, 2026. The Company has also granted the underwriters a 30-day option to purchase up to an additional $5,400,000 aggregate principal amount of Notes to cover over-allotments, if any.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about September 19, 2024. The Notes are expected to be listed on The Nasdaq Global Market under the trading symbol “GECCH,” and to trade thereon within 30 days from the original issue date.

The Company intends to use the net proceeds from the offering together with cash on hand to redeem all of its outstanding 6.75% unsecured notes due 2025.

Lucid Capital Markets, LLC, Janney Montgomery Scott LLC and Piper Sandler & Co. are acting as joint book-running managers for the offering. Clear Street LLC, InspereX LLC and Ladenburg Thalmann & Co. Inc. are acting as co-managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus, copies of which may be obtained, when available, from:

Lucid Capital Markets, LLC

570 Lexington Ave., 40th Floor

New York, New York 10022

(646) 362-0256

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus, dated September 9, 2024, which has been filed with the SEC, contains a description of these matters and other important information about the Company and should be read carefully before investing.

The information in this press release and the preliminary prospectus is not complete and may be changed.

About Great Elm Capital Corp.

GECC is an externally managed business development company that seeks to generate both current income and capital appreciation through debt and income generating equity investments, including investments in specialty finance businesses.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “expect,” “anticipate,” “should,” “will,” “estimate,” “designed,” “seek,” “continue,” “upside,” “potential” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are: conditions in the credit markets, fluctuations in interest rates, inflationary pressure, the price of GECC common stock and the performance of GECC’s portfolio and investment manager. Information concerning these and other factors can be found in GECC’s registration statement, its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this communication or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Media & Investor Contact:

Investor Relations

investorrelations@greatelmcap.com

Source: Great Elm Capital Corp.

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